Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Aleris International, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Demetriou, Chairman of the Board and Chief Executive Officer of the Company, and I, Sean M. Stack, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 31, 2008	/s/ Steven J. Demetriou
Steven J. Demetriou
Chairman of the Board and Chief Executive Officer

Date:	March 31, 2008	/s/ Sean M. Stack
Sean M. Stack
Executive Vice President and Chief Financial Officer